UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 6, 2009

Date of earliest event reported

NetSuite Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-33870	94-3310471
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2955 Campus Drive, Suite 100, San Mateo, California 94403-2511

(Address of Principal Executive Offices)

(650) 627-1000

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 6, 2009, NetSuite Inc. (the “Company”) appointed James Ramsey, who was previously the Company’s Senior Vice President, Worldwide Sales, to the role of Senior Vice President, Worldwide Sales and Distribution. Mr. Ramsey will also now report directly to Zachary Nelson, the Company’s President and Chief Executive Officer. Mr. Ramsey will now be an executive officer with reporting requirements under Section 16 of the Securities Exchange Act of 1934.

On February 6, 2009, the Company appointed Dean Mansfield, who was previously the Company’s President of Worldwide Sales and Distribution to the role of Managing Director, New Markets. Mr. Mansfield will no longer be an executive officer with reporting requirements under Section 16 of the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2009

NETSUITE INC.

By:	/s/ DOUGLAS P. SOLOMON
Douglas P. Solomon
SVP, General Counsel and Secretary